SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): Oct 27, 2008

Wachovia Asset Securitization Inc
(Issuer in respect of the Asset-Backed Notes, Series 2003-HE1)

(Exact name of registrant as specified in its charter)

North Carolina	333-97457-04	56-1967773

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 S. College Street, Suite D, Charlotte, NC 28288-5578 (Address of principal executive officer)

Registrant's Telephone Number, including area code: (704) 383-6044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached herein as Exhibit 20 hereto is a copy of the Monthly Statement sent to Securityholders with respect to the Oct 27, 2008Remittance Date.

Item 9.01 Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20        Monthly Statement to Securityholders with respect to the Oct 27, 2008 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WACHOVIA BANK, NA

By: \s\ Bill Buckminster Name: Bill Buckminster Title: Officer	Dated: Oct 27, 2008

Exhibit Index

20      Monthly Statement sent to Securityholders with respect to the Oct 27, 2008 Remittance Date.